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                                                                    EXHIBIT 10.7

                                      AGREEMENT

     This Agreement (the "Agreement") is made and entered into this 3rd day of March, 1999, (the "Effective Date") between RHYTHMS NETCONNECTIONS, INC., a Delaware corporation, and MCI WORLDCOM, INC., a Georgia corporation.

                                   R E C I T A L S

     MCI WORLDCOM, Inc. through its operating Affiliates and Alliance Entities (MCI WORLDCOM, Inc. and said operating Affiliates and Alliance Entities referred to collectively herein as "MCI WORLDCOM") provides integrated local, long distance, and Internet voice and data communications services, including metropolitan area, long distance and Internet network transport services (the "Network Services").

     Rhythms NetConnections, Inc., through its operating subsidiaries (Rhythms NetConnections, Inc. and said operating subsidiaries referred to collectively herein as "Rhythms") is a networking solutions company that provides high-speed communications services to providers of telecommunications services and other users. Its services include digital transmission technology deployed over standard local copper telephone lines to enable high speed connections between end-users and a network service provider (the "DSL Services") and other technologies and services utilizing the unbundled network elements of the ILEC (the "UNE Services") (DSL Services and UNE Services shall be collectively referred to as the "Rhythms Services").

     MCI WORLDCOM intends through this Agreement to, among other things,

     (i) encourage Rhythms' rapid development and deployment of the DSL Services so that such services will be available to MCI WORLDCOM for use and marketing;

     (ii)   secure Rhythms as a customer for the Network Services; and

     (iii) secure Rhythms for cooperation in the development of the commercialization of voice (and other) services exploiting the DSL Services.

     Rhythms intends through this Agreement to, among other things

     (i) obtain a strategic contractual relationship with MCI WORLDCOM encouraging MCI WORLDCOM to utilize the DSL Services to permit Rhythms to accelerate the development and deployment of the DSL Services; and

     (ii) secure MCI WORLDCOM for cooperation in the development of the commercialization of voice (and other) services exploiting the DSL Services.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and of Ten Dollars cash in hand paid and other valuable


MCI WORLDCOM CONFIDENTIAL
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consideration, the receipt and sufficiency of all of which are hereby acknowledged, MCI WORLDCOM and Rhythms agree as follows:

I.   DEFINITIONS

As used in this Agreement, the following capitalized terms shall have the definitions set forth below unless otherwise indicated in this Agreement:

1.1 "Affiliate" of a Party or other entity shall mean a corporation, partnership, joint venture or other entity directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such party or other entity.

1.2 "Agreement" shall mean this Agreement and all schedules and exhibits attached hereto.

1.3 "Alliance Entity" shall those entities listed on SCHEDULE 1.3, which may be amended from time to time by mutual agreement.

1.4 "Confidential Information" shall mean confidential or proprietary information (including without limitation this Agreement, technical and business plans, specifications, drawings, computer programs, Developed IP, network configurations, facilities deployment information, procedures, orders for services, usage information, and customer account data) that one party or its affiliates (Owner) may disclose to the other party or its affiliates (Recipient) in connection with the performance of this Agreement and is disclosed by an Owner to a Recipient in document or other tangible form (including on magnetic tape) or by oral, visual or other means, and which should reasonably have been understood by such Recipient to be proprietary and confidential to such Owner, because of legends or other markings, the circumstances of the disclosure or the nature of the information itself.

1.5 "CMSA" shall mean Consolidated Metropolitan Statistical Area as such term is defined in "OMB Bulletin 98-06: Revised Statistical Definitions of Metropolitan Areas (MAs) and Guidance on Uses of MA Definitions" which is available from the National Technical Information Service (Accession Number PB98-146160).

1.6   "CPE" shall have the meaning given in Section 5.1.

1.7   "CSA" shall have the meaning given in Section 2.1.

1.8   "Developed IP" shall have the meaning given in Section 5.3(a).

1.9 "DSL Egress Circuit" shall mean any connection from the Rhythms Metro Service Center to MCI WORLDCOM's point of presence in a particular CMSA or MSA.

1.10 "DSL Ingress Circuit" shall mean any single connection from an MCI WORLDCOM customer using DSL Services to the Rhythms Connection Point to the Rhythms Metro Service Center for a particular CMSA or MSA.


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1.11  "DSL Services" shall have the meaning given in the Recitals and shall include DSL Ingress Circuits and DSL Egress Circuits, as applicable.

1.12 "ILEC" shall mean an incumbent local exchange carrier, as such term is defined in the Communications Act of 1934, as amended by the Telecommunications Act of 1996.

1.13 "Rhythms Connection Point" shall mean Rhythms' physical collocation within an ILEC serving wire center, or adjacent to an ILEC wire center, or adjacent to the ILEC Digital Loop Carrier, which enables Rhythms to order and provision unbundled network loops from the ILEC in support of DSL Services.

1.14  "Line Commitment Period" shall have the meaning given in Section 2.4(a).

1.15  "MCI WORLDCOM  shall have the meaning given in the Recitals.

1.16 "MSA" shall mean Metropolitan Statistical Area as such term is defined in "OMB Bulletin 98-06: Revised Statistical Definitions of Metropolitan Areas (MAs) and Guidance on Uses of MA Definitions" which is available from the National Technical Information Service (Accession Number PB98-146160).

1.17  "Network Services" shall have the meaning given in the Recitals.

1.18  "NSA" shall have the meaning given in Section 3.1.

1.19  "OSS" shall have the meaning given in Section 4.1.

1.20  "Purchase Commitment" shall have the meaning given in Section 2.4(a).

1.21  "Rhythms" shall have the meaning given in the Recitals.

1.22 "Rhythms Metro Service Center" shall mean the facility located in each CMSA or MSA, as applicable, that concentrates all of the DSL traffic that is aggregated by each Rhythms Connection Point in that particular CMSA or MSA. MCI WORLDCOM connects to the Rhythms Metro Service Center via a DSL Egress Circuit.

1.23  "Rhythms Services" shall have the meaning given in the Recitals.

1.24  "UNE Services" shall have the meaning given in the Recitals.

1.25  "UUNET" shall have the meaning given in Section 2.2.

II.   AGREEMENT FOR DSL SERVICES

2.1 CARRIER SERVICES AGREEMENT. Simultaneously with the execution of this Agreement, Rhythms and MCI WORLDCOM shall enter into the Carrier Services Agreement (the "CSA") in substantially the form attached hereto as
      SCHEDULE 2.1 pursuant to which


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      Rhythms will provide and MCI WORLDCOM will purchase Rhythms Services.
      The CSA shall provide the geographical markets to be covered and the schedule of availability of DSL Services in each market. In the event that agreement has not been reached as to any material terms and the CSA is not executed simultaneously with this Agreement, the parties shall negotiate in good faith in an effort to reach agreement and to execute
      the CSA    (***)     of the Effective Date of this Agreement unless
      extended by mutual agreement.  The parties           (***)           this
      Agreement. Moreover, the binding effect of the CSA shall be contingent upon the execution of the NSA and the OSS Licensing Agreement.

2.2 PREFERRED PROVIDER STATUS. Subject to the conditions and limitations contained in Sections 2.3 and 2.4 hereof and pursuant to the CSA, Rhythms
      shall have the right to provide,            (***)             DSL
      Services            (***)                   DSL Services under the terms
      of the CSA         (***)                                 .  In the event
      that MCI WORLDCOM       (***)                 (***)       , MCI WORLDCOM
      shall             (***)                  (***)                provided,
      however, if MCI WORLDCOM                (***)                      .

2.3.   (***)    FOR DSL SERVICES. The price of DSL Services to be paid pursuant
      to the CSA shall be as set forth in the CSA;              (***)
      (***)            under the CSA, MCI WORLDCOM shall       (***)
                    (***)           .  Rhythms shall       (***)
            (***)                   .   If          (***)
                          (***)          provide such DSL Services
                    (***)        , or if Rhythms                   (***)
                          (***)         , then Rhythms shall       (***)
                                 (***)                provide such services
            (***)                 .  In the event that MCI WORLDCOM     (***)
                                        (***)                     , when such
            (***)        in such                     (***)
                         Within                (***)
            (***)        , Rhythms shall             (***)
                  (***)                         , in its sole discretion, may
      elect to       (***)         .  MCI WORLDCOM shall      (***)
                           (***)                  .  MCI WORLDCOM will
       (***)          .

2.4.  PURCHASE COMMITMENT.

      (a) COMMITMENT; (***) . Under the terms of the CSA, and subject to the terms, conditions and limitations of this Section 2.4, MCI WORLDCOM shall purchase,


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MCI WORLDCOM CONFIDENTIAL                 4
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            and Rhythms shall provide, a minimum of 100,000 DSL Ingress
            Circuits (the "Purchase Commitment") for providing DSL Services during the sixty (60) month line commitment period (the "Line Commitment Period"). The Line Commitment Period shall begin on the first day of the month after the first month during which
            (i) Rhythms has 1,250 Rhythms Connection Points in commercial service in a minimum of twenty-nine (29) CMSAs and/or MSAs and
            (ii) the                (***)        , and shall end the last
            day of the 60th month thereafter, or the date on which the 100,000th DSL Ingress Circuit is ordered by MCI WORLDCOM,
            whichever date is earlier.   To establish the date on which the
            Line Commitment Period commences, MCI WORLDCOM and Rhythms shall complete and sign the Commencement Date Certificate attached hereto as SCHEDULE 2.4. In connection with the Commencement Date Certificate, Rhythms shall provide to MCI WORLDCOM such documentation as may be reasonably necessary to prove (i) that 1,250 Rhythms Connection Points are in commercial service in a minimum of twenty-nine (29) CMSAs and/or MSAs and (ii) the
                (***)                 .  MCI WORLDCOM agrees that it will
            satisfy the Purchase Commitment in accordance with the milestone dates of the Line Commitment Period provided in SCHEDULE 2.4(a)
            hereto         (***)                          (***)
                 .  Rhythms agrees that       (***)                the
            Purchase Commitment by the milestone dates specified in SCHEDULE
            2.4(a) and that Rhythms will            (***)
                    (***)                   .  Nothing contained hereon or
            in the CSA shall           (***)
               (***)              .

      (b)     (***)     PURCHASE COMMITMENT.                 (***)
            MCI WORLDCOM has satisfied the Purchase Commitment, MCI WORLDCOM
            shall    (***)

            (i)                (***)              MCI WORLDCOM     (***)
                       (***)                 the Line Commitment Period;

            (ii)               (***)              MCI WORLDCOM     (***)
                       (***)                 the Line Commitment Period;

            (iii)              (***)              MCI WORLDCOM     (***)
                       (***)                        the Line Commitment Period
                   or other relevant times set forth in SCHEDULE 2.4;

            (iv)       (***)                      the Rhythms' direct sales
                   force                    (***)
                                 (***)
                                           (***)                         ; and


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            (v)        (***)                      MCI WORLDCOM pursuant to the
                   CSA which            (***)                          with the
                   terms and conditions of the CSA.

2.5      (***)    .  In addition to all other requirements as to quality of
       service and capacity availability contained herein or in the CSA,
                    (***)                           (***)                    in
       accordance with the CSA by        (***)
  (***)          in which DSL Service          (***)
       (***)     in accordance with the CSA             (***)              .

III.  AGREEMENT FOR NETWORK SERVICES

3.1 NETWORK SERVICES AGREEMENT. Simultaneously with the execution of this Agreement, Rhythms and MCI WORLDCOM shall enter into the Network Services Agreement (the "NSA") in substantially the form attached hereto as
      SCHEDULE 3.1 pursuant to which MCI WORLDCOM will provide and Rhythms will purchase Network Services. The NSA shall provide the geographical markets to be covered and the schedule of availability of Network Services in each market. In the event that agreement has not been reached as to any material terms and the NSA is not executed simultaneously with this Agreement, the parties shall negotiate in good faith in an effort to
      reach agreement and to execute the NSA        (***)        of the
      Effective Date of this Agreement unless extended by mutual agreement.
      The parties      (***)
                                         (***)
      of this Agreement. Moreover, the binding effect of the NSA shall be contingent upon the execution of the CSA and the OSS Licensing Agreement.

3.2   PREFERRED PROVIDER STATUS.   Subject to the conditions and limitations
      contained in Section 3.3, MCI WORLDCOM shall have the right to provide, pursuant to the NSA, all of the Network Services utilized by Rhythms at
      those locations where MCI WORLDCOM provides Network Services.       (***)
                    (***)                         .

3.3.     (***)    FOR NETWORK SERVICES.   The price of Network Services to be
      paid pursuant to the NSA shall be as set forth in the NSA;         (***)
                                   (***)                           provided in
      the NSA, Rhythms shall            (***)
                                    (***)                           .  MCI
      WORLDCOM shall                             (***)
           (***)      .     If MCI WORLDCOM                 (***)
                (***)               , or if MCI WORLDCOM       (***)
         (***)   ,     then MCI WORLDCOM shall         (***)
      of which MCI WORLDCOM       (***)      .  In the event that     (***)
             in                       (***)                           .


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3.4.  NETWORK PLANNING.   MCI WORLDCOM shall designate Rhythms as a   (***)
                   (***)                as is more particularly described in the
      NSA hereto.                     (***)
                                with internal MCI WORLDCOM organizations to
      facilitate deployment of Rhythms' networks for the provisioning of DSL Services.

IV.   INTEGRATION OF OPERATIONAL SUPPORT SYSTEMS

4.1 WORKING GROUP; INTEGRATION PLAN. Promptly following execution of this Agreement, MCI WORLDCOM and Rhythms will form an OSS-integration working group to develop and implement systems and procedures necessary to deploy on a national basis MCI WORLDCOM DSL service utilizing the DSL Services provided by Rhythms. At a minimum the working group will (***)
                        (***)                  .  The working group will use
      reasonable efforts to                  (***)
      after the Effective Date of this Agreement which shall include, among other things, objectives, responsibilities and timelines.

4.2. OSS LICENSING AGREEMENT. Subject to the terms set forth in SCHEDULE 4.2, Rhythms will license to MCI WORLDCOM, on an non-exclusive basis, software programs, electronic interfaces and processes for, among other things, order entry, provisioning, customer management, maintenance and repair of
      DSL Services.  Such licenses,               (***)            , shall be in
      substantially the form attached hereto as SCHEDULE 4.2. In the event that agreement has not been reached as to any material terms and the OSS Licensing Agreement is not executed simultaneously with this Agreement, the parties shall negotiate in good faith in an effort to reach agreement
      and to execute the OSS Licensing Agreement           (***)            of
      the Effective Date of this Agreement unless extended by mutual agreement.
      The parties      (***)                                     (***)
      this Agreement. Moreover, the binding effect of the OSS Licensing Agreement shall be contingent upon the execution of the CSA and the NSA.

V.    DEVELOPMENT AGREEMENT

5.1.  NETWORK.    Rhythms and MCI WORLDCOM shall use reasonable efforts to
      assure network compatibility, including collaboration in the selection of network technologies for Rhythms' and MCI WORLDCOM's network, including, but not limited to,
                                     (***)
      necessary to support the respective DSL network deployments during the term of this Agreement. This will include, to the extent reasonably possible, selection of the same or compatible equipment platforms and technologies. Throughout the term of this Agreement, Rhythms and MCI WORLDCOM will cooperate to test and deploy capabilities where use of such capabilities is necessary or desirable to support MCI


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MCI WORLDCOM CONFIDENTIAL                 7
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      WORLDCOM's customers and it is technically and economically reasonable for both parties to do so.

      5.2   VOICE OVER DSL.   MCI WORLDCOM and Rhythms agree to cooperate
      reasonably to jointly develop access services for voice applications
      utilizing DSL technology.              (***)
                                             (***)

      (a)                                    (***)
                                             (***)

      (b)        (***)        , jointly study and complete the definition and
            specification of any services the parties agree jointly to develop during the term of this Agreement, including required interfaces, business plans and budgets for a pilot program involving selected customer sites.

5.3   USE OF DEVELOPED TECHNOLOGIES.

      (a)               (***)               obtain patent or other appropriate
            protections with respect to intellectual property rights in any technologies and processes jointly developed under the terms of this
            Agreement (the "Developed IP")                   (***)
            to do so.  At the time that the parties agree that a Developed IP is
            entitled to proprietary protection,                    (***)
            obtain patent or other appropriate protections with respect to such
            Developed IP.                (***)                            obtain
            such protections, or         (***)
                                   (***)                             obtain such
            protection and               (***)            obtain patent or other
            appropriate protections with respect to such Developed IP.

      (b) The Developed IP will be for the exclusive use and benefit of MCI WORLDCOM (including any customers to whom MCI WORLDCOM provides
            services) and Rhythms                     (***)                from
            the date such processes or technologies become commercially available throughout the Rhythms network; provided, however,
                        (***)             the Developed IP          (***)
                                                       (***)
            and further provided that              (***)
                              the Developed IP              (***)
                                (***)               MCI WORLDCOM.

      (c) Subject to subsection (b) above, the Developed IP will be jointly owned by the parties and each of the parties may utilize the
            Developed IP              (***)



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                         .  During the term of the exclusive use, each party may
            utilize the Developed IP for permitted purposes            (***)
                         .

VI.   OTHER INTELLECTUAL PROPERTY RIGHTS

6.1                 (***)             license,           (***)
              owned or developed patents, processes, technology or other
      intellectual property               (***)                  .  The terms of
      this license shall permit                   (***)
                               (***)              to the extent necessary to
                                     (***)                       .

6.2 Except as is otherwise provided herein, each party will continue to independently own, and the other party shall not have or acquire any rights in, its intellectual property, including patents, trademarks, trade secrets, proprietary processes and other forms of intellectual property used in or necessary to providing the DSL Services or the Network Services which are the subject of this Agreement. Any intellectual property solely developed by a party, including pre-existing and improvements to pre-existing intellectual property, will continue to be held by the party already holding such intellectual property.

VII.  STOCK PURCHASE AGREEMENT

7.1 PURCHASE OF PREFERRED STOCK. Simultaneously with the execution of this Agreement, MCI WORLDCOM Investment Company, Inc. and Rhythms shall enter into the Stock Purchase Agreement in substantially the form attached hereto as SCHEDULE 7.1.

VIII. TERM AND TERMINATION

8.1   TERM.  The term of this Agreement shall begin on the Effective Date and
      shall expire on         (***)    , unless terminated earlier pursuant to
      the provisions hereof or extended by agreement of the parties; provided, however, Section 2.4 of this Agreement shall not terminate until the end of the Line Commitment Period, unless terminated earlier pursuant to the provisions hereof or extended by the written agreement of the parties.
      Upon termination of the Agreement, the parties shall          (***)
                   unless otherwise mutually agreed to by the parties. However, it is the intention of the parties that, notwithstanding any termination of the Agreement, the terms and conditions of the Agreement shall continue to govern with respect to any then-existing services for so long as such services (including any permitted renewals thereof) remain in effect.

8.2   TERMINATION.


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      (a)   FOR CAUSE.  In the event that either party commits a material breach
            of this Agreement, which breach is not cured             (***)
            following written notice of breach, or in the event of a material
            breach which is not capable of being cured      (***)       , or in
            the event of numerous breaches which collectively constitute a material breach of this Agreement or the repeated failure to meet obligations identified in this Agreement, then the non-breaching party may, by giving written notice to the other party, terminate this Agreement, in whole or in part, as of a date specified in the notice of termination. If either party chooses to terminate this Agreement in part, the charges payable under this Agreement will be equitably adjusted to reflect those portions that are terminated.

      (b) CHANGE IN CONTROL. In the event of a change in control of either party, whether such control is acquired, directly or indirectly, in a single transaction or series of related transactions, or all or substantially all of the assets of such party are acquired by any entity, or such party is merged with or into another entity to form
            a new entity, then, at any time       (***)        after the last to
            occur of such events, the other party may terminate this Agreement
            by giving at least    (***)    prior written notice and designating
            a date upon which such termination shall be effective. For purposes of this Agreement, "control" and its derivatives mean with regard to this paragraph the legal, beneficial or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interests, if not a corporation) of a party ordinarily having voting rights.

      (c)   INSOLVENCY.  In the event that either party

            (i)    files for bankruptcy,

            (ii) becomes or is declared insolvent, or is the subject to any proceedings related to its liquidation, insolvency or the appointment of a receiver or similar officer of it,

            (iii) makes an assignment for the benefit of all or substantially all of its creditors;

            (iv) enters into an agreement for the composition, extension or readjustment of substantially all of its obligations; or

            (v) has the repayment of any indebtedness in principle amount in excess of (***) in the aggregate accelerated by its creditors,

            then the other party may, by giving written notice of termination to the other, terminate this Agreement as of a date specified in such notice of termination.


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      (d)   TERMINATION FOR FAILURE TO EXECUTE THE CSA, NSA AND OSS LICENSING
            AGREEMENT.  If,      (***)    after the Effective Date of this
            Agreement, or such later time as the parties may mutually agree, the parties have failed to execute either the CSA, the NSA, or the OSS Licensing Agreement, then either party may, by written notice to the
            other party, terminate                       (***)
                    of this Agreement, at its option     (***)
                   , and neither the CSA, the NSA or the OSS Licensing Agreement shall be binding on either party until all three such agreements have been executed by the parties.

      (e)   EFFECT OF TERMINATION.  Except as provided in Sections 2.1, 3.1 and
            4.2 of this Agreement, each of the contracts and agreements provided herein shall be independent of the others. Breach of any such separate agreement shall not be treated as a breach of this Agreement or any other agreement mentioned hereunder. Notwithstanding the previous sentence or anything contained in this
            Agreement                       (***)
                                           (***)
                             of this Agreement.  The remedies for breach of any
            the separate agreements referenced herein shall be as set forth in such separate agreements.

IX.   CONFIDENTIALITY; ADVERTISING AND PUBLICITY

9.1 By virtue of this Agreement, Rhythms and MCI WORLDCOM may have access to or exchange Confidential Information. A Recipient (as defined in Section 1.2) of such Confidential Information shall not disclose any Confidential Information to any person or entity except (i) Affiliates (defined below) who agree, in advance, in writing, to be bound by this Article IX, and
      (ii) Recipient's employees, contractors and consultants, and Affiliates' employees, contractors and consultants, who have a need to know and who are bound in writing to protect the received Confidential Information from unauthorized use or disclosure. Confidential Information shall not otherwise be disclosed to any third party without the prior written consent of Owner (as defined in Section 1.2). Recipient shall use Confidential Information only for the purpose of this Agreement and shall protect such Confidential Information from disclosure to others, using the same degree of care used to protect its own confidential or proprietary information of like importance, but in any case using no less than a reasonable degree of care. For the purposes of this Article IX, the term "Affiliate" shall mean shall mean any entity controlling, controlled by or under common control (either directly or indirectly) with MCI WORLDCOM or Rhythms, as applicable

9.2   Each party shall cause its Affiliates to comply with the terms of this
      Article IX. A failure of any Affiliate of a party to comply with the terms of this Article IX shall be deemed a breach of this Agreement by such party. To the extent any Confidential Information is the information of an Affiliate, such Affiliate shall be entitled to enforce the confidentiality


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MCI WORLDCOM CONFIDENTIAL                 11
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      obligations of the other party and its Affiliates as a third party beneficiary of this Agreement.

9.3   The restrictions of this Article IX shall not apply to information that:
      (i) was publicly known at the time of Owner's communication thereof to Recipient; (ii) becomes publicly known through no fault of Recipient subsequent to the time of Owner's communication thereof to Recipient;
      (iii) was in Recipient's possession free of any obligation of confidence at the time of Owner's communication thereof to Recipient; (iv) is developed by Recipient independently of and without reference to any of Owner's Confidential Information or other information that Owner disclosed in confidence to any third party; (v) is rightfully obtained by Recipient from third parties authorized to make such disclosure without restriction; or (vi) is identified by Owner as no longer proprietary or confidential.

9.4 In the event Recipient is required by law, regulation or court order to disclose any of Owner's Confidential Information, Recipient will promptly notify Owner in writing prior to making any such disclosure in order to facilitate Owner seeking a protective order or other appropriate remedy from the proper authority. Recipient agrees to cooperate with Owner in seeking such order or other remedy. Recipient further agrees that if Owner is not successful in precluding the requesting legal body from requiring the disclosure of the Confidential Information, Recipient will furnish only that portion of the Confidential Information which is legally required and will exercise all reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Confidential Information.

9.5 All Confidential Information disclosed in connection with this Agreement shall be and remain the property of Owner. All such information in tangible form shall be returned to Owner promptly upon written request and shall not thereafter be retained in any form by Recipient.

9.6 The parties acknowledge that Confidential Information is unique and valuable, and that disclosure in breach of this Article IX will result in irreparable injury to Owner for which monetary damages alone would not be an adequate remedy. Therefore, the parties agree that in the event of a breach or threatened breach of confidentiality, Owner shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach or anticipated breach without the necessity of posting a bond. Any such relief shall be in addition to and not in lieu of any appropriate relief in the way of monetary damages.

9.7 Neither party shall publish or use any advertising, sales, promotions, or other publicity materials that use the other party's name, logo, trademarks or service marks without the prior written approval of the other party. Each party agrees not to issue any publicity materials, press releases or other public statements that refer to, or describe any aspect of, this Agreement, without the prior written approval of the other party. Nothing in this Agreement establishes a license for either party to use any of the other party's brands, marks or logos without the prior written approval of the other party.


MCI WORLDCOM CONFIDENTIAL                 12

9.8 The provisions of this Article IX shall survive the termination or expiration of this Agreement.

X.    MISCELLANEOUS

10.1 BINDING NATURE AND ASSIGNMENT. Neither party shall have the power to assign this Agreement, or any of its duties or obligations under this Agreement, to any other party (whether by operation of law or otherwise), without the prior written consent of the other party except that either party may assign all duties, obligations and rights among its Affiliates without approval. Any purported assignment in violation of this section shall be null and void and shall constitute a material breach of this Agreement. No permitted assignment shall become effective until the assignee has agreed in writing to be bound by this Agreement and to assume the assignor's duties and obligations under this Agreement. No such assignment shall relieve the contracting party from its obligations hereunder.

10.2. ENTIRE AGREEMENT; AMENDMENT. This Agreement, including any Schedules referred to herein and attached hereto, each of which is incorporated herein for all purposes, and any other agreements between the parties referenced herein or executed of even date herewith, constitute the entire agreement between the parties with respect to the subject matter hereof and supercedes all prior agreements, whether written or oral, with respect to the subject matter contained in this Agreement. No change, waiver, or discharge hereof shall be valid unless in writing and signed by an authorized representative of the party against which such change, waiver or discharge is sought to be enforced.

10.3     (***)    .   Except as is otherwise provided herein,        (***)
                                           (***)
                                   (***)              , in any market.

10.4  REGULATORY.   MCI WORLDCOM and Rhythms will cooperate reasonably in state and/or federal regulatory proceedings that may be necessary or desirable in authorizing the provision of the Network Services and the DSL Services as contemplated by this Agreement; provided, however, this shall not require either party to take any particular position in any particular regulatory proceeding except as may be determined by such party in its sole discretion.

10.5 EXPENSES. Each party shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated in this Agreement, including fees and expenses of its own financial consultants, accountants and counsel.

10.6 NOTICES. All notices and other communications which are required or permitted hereunder shall be in writing and shall be deemed duly given
      (i) when delivered by hand, (ii) one day after being given to an express carrier with a reliable system for tracking


(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


MCI WORLDCOM CONFIDENTIAL                 13
      delivery, (iii) when sent by electronic mail to the destination specified by the applicable party, or (iv) six (6) days after the day of mailing, when mailed by United States mail, postage prepaid and addressed as follows:

In the case of Rhythms:

      Scott Chandler
      6933 South Revere Parkway
      Englewood, CO 80112-3931
      Phone Number:   (303)476-4238
      Fax Number:     (303)476-4201
      E-Mail Address: schandler@rhythms.net


With a copy to:

      Jeff Blumenfeld, Esq.
      Summer Square
      1615 M Street, N.W., Suite 700
      Washington, D.C. 20036
      Phone Number:   (202)955-6300
      Fax Number:     (202)955-6614
      E-Mail Address: jeffb@rhythms.net


In the case of MCI WORLDCOM:

      Susan Mayer
      President
      MCI WORLDCOM Venture Fund, Inc.
      1801 Pennsylvania Avenue, NW
      Washington, DC 20006-3606
      Phone Number: (202)887-2299
      Fax Number: (202)887-3226
      E-Mail Address: Susan.Mayer@MCI.Com


With a copy to:

      P. Bruce Borghardt
      General Counsel - Corporate Development
      MCI WORLDCOM, Inc.
      10777 Sunset Office Drive, Suite 330
      St. Louis, MO 63127
      Phone Number: (314)909-4100
      Fax Number: (314)909-4101


MCI WORLDCOM CONFIDENTIAL                 14

      E-Mail Address: bruce.borghardt@wcom.com


      A party may from time to time change its address or designee for notification purposes by giving the other prior written notice of the new address or designee and the date upon which it become effective.

10.7 COUNTERPARTS. This Agreement may be executed in several counterparts, all of which taken together shall constitute one single Agreement between the parties hereto.

10.8 CAPTIONS. The article and section headings used herein are for reference and convenience only and shall not enter into the interpretation hereof.

10.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles of conflicts of law.

10.10 DISPUTE RESOLUTION. Without prejudice to either party's right to seek equitable relief (including, but not limited to injunction) from a court, any dispute arising out of or related to this Agreement which cannot be resolved by negotiation, shall be settled by binding arbitration in accordance with the J.A.M.S./ENDISPUTE Arbitration Rules and Procedures, as amended by this Agreement. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by MCI WORLDCOM and Rhythms unless the arbitration award provides otherwise.
      MCI WORLDCOM and Rhythms shall each bear the cost of preparing and presenting its case. The parties agree that this provision and the arbitrator's authority to grant relief shall be subject to the United States Arbitration Act, 9 U.S.C. 1-16 et seq. ("USAA"), the provisions of this Agreement, and the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes. The parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be final and binding. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA.

10.11 RELATIONSHIP OF PARTIES. Each of the parties in furnishing the respective services hereunder is acting as an independent contractor. Neither party is an agent of the other party and neither party has any authority to represent the other party as to any matters, except as expressly authorized in this Agreement.

10.12 SEVERABILITY. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by an arbitrator or a court with jurisdiction over the parties, such provision shall be deemed to be restated to reflect as nearly as possible the original intention of the parties in


MCI WORLDCOM CONFIDENTIAL                 15
      accordance with applicable law. The remainder to this Agreement shall remain in full force and effect.

10.13 WAIVER OF DEFAULT; CUMULATIVE REMEDIES. A delay or omission by either party hereto to exercise any right or power under this Agreement shall not be construed to be a waiver thereof. A waiver by either of the parties hereto of any of the covenants to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained. All remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity or otherwise.

10.14 SURVIVAL. Any provision of this Agreement which contemplates performance or observance subsequent to any termination or expiration of this Agreement shall survive any termination or expiration of this Agreement and continue in full force and effect.

10.15 THIRD PARTY BENEFICIARIES. This Agreement is entered into solely between, and may be enforced only by, MCI WORLDCOM and Rhythms; and this Agreement shall not be deemed to create in third parties, including supplier and customers of a party, or to create any obligations of a party to any such third parties.

10.16 LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL, PUNITIVE, EXEMPLARY, OR SPECIAL DAMAGES EVEN IF A PARTY IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.17       (***)        . Commencing on the Effective Date of this Agreement
      and continuing for a period of    (***)     thereafter,           (***)
                         (***)            ;  provided, however, that the
      foregoing provision shall not prevent           (***)
      and, provided further, that nothing contained herein shall preclude
                         (***)                           (***)                .



(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


MCI WORLDCOM CONFIDENTIAL                 16

      IN WITNESS WHEREOF, MCI WORLDCOM and Rhythms have each caused this Agreement to be signed and delivered by its duly authorized officer, all as of the date first set forth above.

                              MCI WORLDCOM, INC.


                              BY:    /s/   Susan Mayer
                                     ------------------------------------
                                     Name

                                        SVP
                                     ------------------------------------
                                     Title

                                           3.3.99
                                     ------------------------------------
                                     Date


                              RHYTHMS NETCONNECTIONS, INC.


                              BY:    /s/   Scott C. Chandler
                                     ------------------------------------
                                     Name

                                        CFO
                                     ------------------------------------
                                     Title

                                           3 - 3 - 99
                                     ------------------------------------
                                     Date

MCI WORLDCOM CONFIDENTIAL                 17

                                     SCHEDULE 1.3

                                  ALLIANCE ENTITIES


(***)

(***)

(***)

(***)

(***)

(***)


(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


MCI WORLDCOM CONFIDENTIAL                 18

                                     SCHEDULE 2.1

                              CARRIER SERVICES AGREEMENT





MCI WORLDCOM CONFIDENTIAL                 19

                                     SCHEDULE 2.4

                            COMMENCEMENT DATE CERTIFICATE



      THIS COMMENCEMENT DATE CERTIFICATE is made and entered into this ____ day of ________________, ______, between Rhythms NetConnections, Inc. ("Rhythms") and MCI WORLDCOM, Inc. ("MCI WORLDCOM").

      WHEREAS, Rhythms and MCI WORLDCOM entered into an Agreement dated March ______, 1999, whereby, among other things, Rhythms agreed to provide and MCI WORLDCOM agreed to purchase certain DSL Services.

      NOW, THEREFORE, pursuant to Section 2.4(a) of the Agreement, Rhythms and MCI WORLDCOM agree as follows:

1. The date on which Rhythms has 1,250 Rhythms Connection Points in commercial service in twenty-nine (29) CMSAs and/or MSAs and the ordering and provisioning systems are in compliance with the Carrier Services Agreement is _____________________.

2. The date on which the Line Commitment Period commences is the date set forth above in Section 1 of this Commencement Date Certificate.

      IN WITNESS WHEREOF, Rhythms and MCI WORLDCOM have each caused this Commencement Date Certificate to be signed and delivered as of the date first above written.


RHYTHMS NETCONNECTIONS, INC.            MCI WORLDCOM, INC.


By:                                     By:
    -------------------------               -------------------------

Name:                                   Name:
     ------------------------                ------------------------

Title:                                  Title:
      -----------------------                 -----------------------



MCI WORLDCOM CONFIDENTIAL                 20

                                   SCHEDULE 2.4(a)

                               PURCHASE COMMITMENT AND
                                LINE COMMITMENT PERIOD


The following schedule outlines the MCI WORLDCOM  Purchase Commitment     (***)
         (***)                     at various dates during the 60 month Line
Commitment Period.  At the indicated date (A),             (***)
                      (B)                  (***)
         (C)         (***)          (D). The assumed                  (***)
                     .  In the event             (***)
                     (***)
         .  In addition,                      (***)                            .

-------------------------------------------------------------------------------------------------------------
     Milestone Date             DSL Ingress Circuit           Assumed (***)           (***) Percentage
       (Months)(1)               Order Commitment              (***) Term
            (A)                         (B)                        (C)                       (D)
-------------------------------------------------------------------------------------------------------------
           (***)                       (***)                      (***)                     (***)%
-------------------------------------------------------------------------------------------------------------
           (***)                       (***)                      (***)                     (***)%
-------------------------------------------------------------------------------------------------------------
           (***)                       (***)                      (***)                     (***)%
-------------------------------------------------------------------------------------------------------------
            60                        100,000                     (***)                     (***)%
-------------------------------------------------------------------------------------------------------------

MCI WORLDCOM would have an additional       (***)       after the 60 month
Milestone Date to order additional DSL Ingress Circuits to meet the Purchase Commitment.


EXAMPLE: Assume        (***)               . Assume                  (***)
                       (***)               .

Assume         (***)           achieved      (***)
               (***)               .

Assume                             (***)
                         (***)                    .



(***) Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

(1) Date on which Rhythms has 1,250 Rhythms Connection Points are available for service in 29 CMSAs and/or MSAs and ordering and provisioning systems are in compliance with the CSA as such date is certified by the parties in
Schedule 2.4.


MCI WORLDCOM CONFIDENTIAL                 21

                                     SCHEDULE 3.1

                              NETWORK SERVICES AGREEMENT





MCI WORLDCOM CONFIDENTIAL                 22

                                     SCHEDULE 4.2

                               OSS LICENSING AGREEMENT






MCI WORLDCOM CONFIDENTIAL                 23

                                     SCHEDULE 7.1

                               STOCK PURCHASE AGREEMENT







MCI WORLDCOM CONFIDENTIAL                 24